UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SUI GROUP HOLDINGS LIMITED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

SUI GROUP HOLDINGS LIMITED

1907 Wayzata Boulevard, Suite 205

Wayzata, MN 55391

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 15, 2025

TO THE SHAREHOLDERS OF SUI GROUP HOLDINGS LIMITED:

Please take notice that an annual meeting of shareholders of SUI Group Holdings Limited (formerly known as Mill City Ventures III, Ltd.) (the “Company”) will be held, pursuant to due call by the Board of Directors (the “Board”), on September 15, 2025, at 8:30 a.m. local time at 1907 Wayzata Boulevard, Suite 205, Wayzata, MN 55391, or at any adjournment or adjournments thereof, for the purpose of considering and taking appropriate action with respect to the following:

1.	To elect five members of the Board of Directors of the Company to hold office until the next annual meeting or until their successors are duly elected and qualified (“Proposal 1”);

2.

To approve an amendment to our Amended and Restated Articles of Incorporation, as amended, to increase the total number of shares of capital stock authorized for issuance thereunder from 111,111,111 to 2,000,000,000 (“Proposal 2”);

3.	To approve, under Nasdaq Listing Rule 5635(c), the issuance of common stock issuable upon exercise of management warrants (“Proposal 3”);

4.

To approve, under Nasdaq Listing Rule 5635(d), the issuance of common stock pursuant to a $500,000,000 principal equity facility, to the extent such issuance could result in the Company issuing more than twenty percent (20%) of the issued and outstanding common stock of the Company (“Proposal 4”); and

5.	To transact any other business as may properly come before the annual meeting or any adjournments thereof.

The meeting can also be attended virtually by registering at https://web.viewproxy.com/SUIG/2025. These items of business are more fully described in the proxy statement accompanying this notice. The record date for the annual meeting is August 1, 2025. Only shareholders of record at the close of business on that date may vote at the annual meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ Douglas M. Polinsky
Douglas M. Polinsky
Chief Executive Officer and Director

Approximate date of mailing of proxy materials: August 28, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 15, 2025:

The proxy statement for the annual meeting and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (including Amendment No. 1 to the Company’s Annual Report on Form 10-K/A), each of which is included herewith, are also available to you on the Internet. We encourage you to review all of the important information contained in the proxy materials before voting. To view the proxy statement and Annual Report on Form 10-K on the Internet, visit https://web.viewproxy.com/SUIG/2025.

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SUI GROUP HOLDINGS LIMITED

1907 Wayzata Boulevard, Suite 205

Wayzata, MN 55391

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

to be held on September 15, 2025

The Board of Directors of Sui Group Holdings Limited (formerly known as Mill City Ventures III, Ltd.) (the “Company”) has called an annual meeting in conformity with Minnesota Statutes, Section 302A.431, and the requirements of the Nasdaq Listing Rules. The purpose of the annual meeting is to consider and vote on whether:

1.	To elect five members of the Board of Directors of the Company to hold office until the next annual meeting or until their successors are duly elected and qualified (“Proposal 1”);

2.

To approve an amendment to our Amended and Restated Articles of Incorporation, as amended, to increase the total number of shares of capital stock authorized for issuance thereunder from 111,111,111 to 2,000,000,000 (“Proposal 2”);

3.	To approve, under Nasdaq Listing Rule 5635(c), the issuance of common stock issuable upon exercise of management warrants (“Proposal 3”); and

4.

To approve, under Nasdaq Listing Rule 5635(d), the issuance of common stock pursuant to a $500,000,000 principal equity facility, to the extent such issuance could result in the Company issuing more than twenty percent (20%) of the issued and outstanding common stock of the Company (“Proposal 4”); and

5.	To transact any other business as may properly come before the annual meeting or any adjournments thereof.

VOTING

The presence, in person or by proxy, of the holders of one-third of the total number of outstanding shares of common stock entitled to vote constitutes a quorum for the transaction of business at the meeting. Votes cast by proxy, in person or virtually at the meeting will be tabulated by the election inspector appointed for the meeting, and that inspector will determine whether a quorum is present. If a quorum is present, then:

•

for Proposal 1 (the election of directors), those nominees receiving a plurality of the “For” votes (i.e., the most votes) cast by the holders of shares entitled to vote and present in person or by proxy will be elected;

•

for Proposal 2 (the increase in the number of shares of capital stock authorized for issuance under our Amended and Restated Articles of Incorporation, as amended), the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote is required to approve the proposal;

•

for Proposal 3 (the issuance of common stock issuable upon exercise of management warrants), the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote is required to approve the proposal; and

•

for Proposal 4 (the issuance of common stock pursuant to a $500,000,000 principal equity facility, to the extent such issuance could result in the Company issuing more than twenty percent (20%) of the issued and outstanding common stock of the Company, in compliance with Nasdaq Listing Rule 5635(d)), the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote is required to approve the proposal.

Under applicable rules of the New York Stock Exchange, or NYSE, relating to the discretionary voting of proxies by brokers, banks and other securities intermediaries that are subject to NYSE rules, such brokers, banks and other securities intermediaries may use their discretion to vote their “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters, including the election of directors and executive compensation matters, without instructions from the beneficial owner. Proposals 1, 2, 3 and 4 are not “routine” matter under NYSE rules. Accordingly, we advise all street name holders of shares held in brokerage accounts that if they do not timely provide instructions to their broker, bank or other securities intermediary, their shares will not be voted in connection with Proposals 1, 2, 3 and 4 and will be considered to be broker non-votes.  Broker non-votes will not be considered as present and entitled to vote with respect to those matters, and will have no effect on the outcome of the vote. Because NYSE rules relating to discretionary voting by brokers apply to all brokers that are members of the NYSE, the prohibition on discretionary voting applies to our annual meeting even though the Company’s common stock is listed on the Nasdaq Capital Market and is not listed on the New York Stock Exchange.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving this proxy statement?

This proxy statement contains information relating to the solicitation of proxies for use at our annual meeting to be held at 8:30 a.m., local time, on September 15, 2025, at our offices located at 1907 Wayzata Boulevard, Suite 205, Wayzata MN 55391, for the purpose stated in the Notice of Annual Meeting of Shareholders. We, the Company, are making this solicitation. The annual meeting can also be attended virtually by registering at https://web.viewproxy.com/SUIG/2025.

Who is entitled to vote at the annual meeting?

Only holders of record of our common stock at the close of business on August 1, 2025, the record date for the annual meeting, are entitled to receive notice of and to vote at the annual meeting or any adjournment or postponement of the annual meeting.

What are the voting rights of shareholders?

Each share of common stock outstanding on the record date entitles its holder to cast one vote on the matter to be voted upon.

Who can attend the annual meeting?

Only holders of our common stock at the close of business on August 1, 2025, the record date for the annual meeting, or their duly appointed proxies, are entitled to attend the annual meeting. If you hold your shares in “street name” (that is, through a bank, broker or other nominee), you will need to bring either a copy of the brokerage statement reflecting your stock ownership as of the record date or a legal proxy from your bank or broker.  If you are neither a shareholder nor a street name holder, you may request permission to attend the meeting in person by emailing us at admission@millcityventures3.com.

To expedite the admission process, we strongly encourage all shareholders and others wishing to attend the annual meeting to pre-register by submitting their attendance request and proof of ownership to us at by email at admission@millcityventures3.com. Pre-registration requests will be processed in the order in which they are received and must be received no later than September 12, 2025.

Can I attend the annual meeting and vote virtually or remotely?

Yes.  You may attend and participate in the annual meeting, and vote, virtually.  The meeting will be conducted via live audio webcast to enable our shareholders to participate from any location around the world that is convenient to them. You will be able to attend the meeting virtually by first registering at https://web.viewproxy.com/SUIG/2025. After registering, you will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Shareholders participating virtually will be able to listen and vote at the meeting virtually.   All registrations to attend the meeting virtually must be received by 11:59 p.m. Eastern Time  on September 12, 2025.

If you are a registered or beneficial holder, then during the registration process, if you indicated that you will be voting at the meeting, once your registration is approved, an e-mail will be sent to you that will contain your virtual control number.  You will not need the Virtual Control Number to join the meeting, but you will need it if you choose to vote virtually during the meeting.

If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://web.viewproxy.com/SUIG/2025.   On the day of the meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.

We have created and implemented the virtual format in order to facilitate shareholder attendance and participation by enabling shareholders to participate fully, and equally, from any location around the world, at no cost. Nevertheless, you will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

If you have already voted your shares via the Internet, phone, or mail, and you wish to change your vote, you may do so at the meeting by voting virtually just as you would if you were attending the meeting in person. Your attendance at the virtual meeting will not automatically revoke your proxy vote. You must actively vote virtually during the meeting to change your vote.

What if I have technical difficulties attending the meeting virtually?

There will be technicians ready to assist you with any technical difficulties you may have accessing the annual meeting virtually. Please check in by 8:15 a.m. Central Time on September 15, 2025 (15 minutes prior to the start of the meeting), the day of the meeting, so that any technical difficulties may be addressed before the meeting begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 1-866-612-8937.

Are there rules of conduct for the annual meeting?

The use of cameras, video and audio recording devices, and other electronic devices at the annual meeting is prohibited. We realize that most cellular phones have built-in cameras and recording functions, and while you may bring these phones into the meeting, you may not use the camera or recording functions at any time.

Shareholders in attendance, either in person or virtually, may submit a question for the question-and-answer session that will immediately follow the business portion of the meeting. To promote fairness and efficiency, only one question may be asked per shareholder, and questions must be submitted in advance, on or prior to the close of business on September 12, 2025, to: admission@millcityventures3.com.  Questions will be limited to topics relevant to our business. In addition, statements of advocacy that are not questions or that do not relate to our business will not be addressed.  Our Chief Executive Officer, Chairman, or other person presiding at the meeting has authority to create additional rules of conduct when deemed appropriate, as well as the authority to rule questions, statements or proposals as out of order.

What will constitute a quorum at the annual meeting?

The presence at the annual meeting, in person or by proxy, of one-third of the voting power of the shares of common stock outstanding at the close of business on August 1, 2025, will constitute a quorum permitting our shareholders to conduct business at the annual meeting. We will include abstentions in the number of shares of common stock present at the annual meeting for purposes of determining a quorum. As of the record date, there were 82,038,148 shares of our common stock outstanding.

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How do I vote my shares of common stock that are held by my bank, broker or other nominee?

If you hold any or all of your shares of common stock through a bank, broker or other nominee, you should follow the voting instructions provided to you by the bank, broker or nominee. Specific voting procedures relating to your shares of common stock held through a bank, broker or other nominee will depend on their particular voting arrangements and procedures.

How do I vote?

If you are a holder of record of our common stock, then you or your duly authorized agent may vote by:

•	completing and returning the accompanying proxy card

•	visiting www.annualgeneralmeetings.com/suig2025 to cast your vote on the Internet, or

•	attending the annual meeting and voting in person.

If you are voting online, you will need the unique 15-digit control number printed on your proxy card. For Proposal 1, you may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your votes for any nominee you specify.

May I change my vote after I return my proxy card?

Yes. You may revoke a previously granted proxy, at any time on or prior to the close of business on September 12, 2025, by submitting to our Chief Financial Officer, Mr. Joseph A. Geraci II, at 1907 Wayzata Boulevard, Suite 205, Wayzata MN 55391, a notice of revocation or a duly executed proxy bearing a later date. You may also revoke a previously granted proxy by attending the annual meeting and voting in person, or by attending the meeting virtually and voting virtually.  If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

If the accompanying proxy card is properly signed and returned to us, and not revoked, it will be voted AS DIRECTED BY YOU. If you hold your shares as a direct registered owner and return a proxy card but do not indicate how your shares are to be voted, your proxy card will be voted FOR all proposals at the annual meeting.  If, however, you hold your shares in “street name” then your broker’s ability to vote shares in any instance where you do not indicate how your shares are to be voted will be limited by applicable rules relating to the discretionary voting of proxies by brokers.

How does the Board of Directors recommend that shareholders vote on the proposals?

The Board recommends a vote “FOR” the election of each of the nominees named in Proposal 1 and votes “FOR” the approval of Proposals 2 through 4.

Who pays the costs of soliciting proxies?

We will pay the costs of soliciting proxies. Presently, we do not anticipate that we will solicit proxies by any means other than mail. We expect that banks, brokers, fiduciaries, custodians and nominees will forward proxy soliciting materials to their principals and that we will reimburse such persons’ out-of-pocket expenses.

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How can I determine the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting, if available. Final results will be reported on a Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days of the date of the annual meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, then your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Are proxy materials available on the Internet?

To view this proxy statement and other proxy materials on the Internet, please visit https://web.viewproxy.com/SUIG/2025.

Are there dissenters’ or appraisal rights?

No.

Whom should I contact if I have any questions?

If you have any questions about the annual meeting, the proxy materials or your ownership of our common stock, please contact our Chief Financial Officer, Joseph A. Geraci II, at (952) 479-1920.

When are shareholder proposals due for the 2026 annual meeting?

Except as noted below, to be timely, proposals and nominations with respect to the 2026 annual meeting of shareholders must be delivered to us no later than 5:00 p.m., Central Time, on the 120th day prior to the anniversary date of the mailing of the notice for the preceding year’s annual meeting (i.e., April 30, 2026). If the date of the annual meeting has been changed by more than 30 calendar days from the first anniversary of the date of the preceding year’s annual meeting, then shareholder proposals or director nominations must be so received no later than 5:00 p.m., Central Time, on the later of (i) the 120th day prior to the date of such annual meeting or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made.

Notices of business proposals or a nomination(s) of individuals for election as a director at the 2026 annual meeting, other than shareholder proposals to be included in our proxy statement pursuant to Rule 14a-8, should be addressed to Chief Financial Officer, Sui Group Holdings Limited, 1907 Wayzata Boulevard, Suite 205, Wayzata, Minnesota 55391. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with all applicable requirements.

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PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

Five persons have been nominated for election as directors at the annual meeting, all of whom currently serve as directors. Our directors are elected annually, by a plurality of the votes cast for each open seat, to serve until the next annual meeting of shareholders and until their respective successors are elected and duly qualified. There are no familial relationships between any director or officer.

Vote Required

The five nominees receiving the highest number of affirmative votes of the shares entitled to vote at the annual meeting shall be elected to the Board of Directors. Set forth below is certain information concerning the director-nominees.

Name	Age	Positions
Douglas M. Polinsky	66	Director and Chief Executive Officer
Joseph A. Geraci II	56	Director and Chief Financial Officer
Marius Barnett	42	Director (Chairman)
Howard P. Liszt	79	Independent Director
Dana Wagner	49	Independent Director

The biographies of the above-identified individuals are set forth below:

Douglas M. Polinsky co-founded the Company in January 2006 and since that time has been the Chairman and Chief Executive Officer of the Company. Since 1994, Mr. Polinsky has been the President of Great North Capital Consultants, Inc., a financial advisory and investment company that he founded. Great North Capital Consultants, Inc. primarily engages in the business of investing in hard money lending with collateral on the loans being first or second mortgages in both residential and commercial properties. In addition, Great North Capital Consultants, Inc. makes direct investments into public and private companies. From 2015 until 2024, Mr. Polinsky served as an independent director of Liberated Syndication, Inc., a Nevada corporation with its podcast-publishing operations in Pennsylvania, as well as that board’s audit and compensation committees. Mr. Polinsky earned a Bachelor of Science degree in hotel administration at the University of Nevada, Las Vegas in 1981.

Joseph A. Geraci, II co-founded the Company in January 2006 and has been a director and the Chief Financial Officer of the Company since that time. Since February 2002 through the present time, Mr. Geraci has been managing member of Isles Capital, LLC, an advisory and consulting firm that assists small businesses, both public and private, in business development. In March 2005, Mr. Geraci also became the managing member of Mill City Advisors, LLC, the general partner of Mill City Ventures, LP, and Mill City Ventures II, LP, each a Minnesota limited partnership that invested directly into both private and public companies. From January 2005 until August 2005, Mr. Geraci served as the Director of Finance for Gelstat Corporation, a purveyor of homeopathic remedies, based in Bloomington, Minnesota. Mr. Geraci provided investment advice to clients as a stockbroker and Vice President of Oak Ridge Financial Services, Inc., a Minneapolis-based broker-dealer firm, from June 2000 to December 2004. While at Oak Ridge Financial Services, Mr. Geraci’s business was focused on structuring and negotiating debt and equity private placements with both private and publicly held companies. Mr. Geraci was employed at other Minneapolis brokerage firms from July 1991 to June 2000. From his career and investment experiences, Mr. Geraci has established networks of colleagues, clients, co-investors, and the officers and directors of public and private companies. These networks offer a range of contacts across a number of sectors and companies that may provide opportunities for investment, including many that meet the Company’s screening criteria.

In August 2003, the National Association of Securities Dealers (NASD) found in an administrative hearing that Mr. Geraci, while employed by and affiliated with a NASD member, had engaged in insider trading in violation NASD Conduct Rule 2110 and SEC Rule 10b-5 in August 1999, and barred him from associating with any NASD member in the future.

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Marius Barnett was appointed the Chairman of the Board of the Company effective July 31, 2025. Mr. Barnett is a co-founder of Karatage, a principal investing business in the blockchain and deep tech sector. Mr. Barnett is an experienced principal investor, operator and board executive who has identified and grown real estate, technology and early-stage venture capital businesses both organically and through strategic mergers and acquisitions to create high value profitable platforms including RN3, a pan-European logistics real estate investment fund. Previously, Mr. Barnett joined Glencore International in 2007 where he led operational, trading and acquisition activities as Chief Executive Officer of Glencore’s Southeast Asia platform until the end of 2014. Mr. Barnett holds a BSc in Actuarial Science and Mathematical Statistics from the University of Witwatersrand, South Africa.

Howard P. Liszt served as Chief Executive Officer of Campbell Mithun, a national marketing communications agency he joined in 1976, and served there until 2001. Under his leadership, Campbell Mithun grew to be one of the 20 largest agencies in the world. From 2002 until 2014, Mr. Liszt served as Chairman of Olson, a leading independent digital agency. Mr. Liszt has served as a Board member for several industry-leading companies including Land O’ Lakes, ShuffleMaster, Ocular Sciences, Coleman Natural Foods, and Eggland’s Best. Mr. Liszt holds a Bachelor of Arts in Journalism and Marketing, and a Master of Science in Marketing from the University of Minnesota, Minneapolis.

Dana Wagner was appointed to the Board of the Company effective July 31, 2025. Mr. Wagner has been on the Board of Managers of the Coinbase Custody Trust Company since 2024. From 2021 through early 2025, Mr. Wagner served as the Chief Legal Officer, Chief Compliance Officer, and Corporate Secretary of telecommunications technology leader Twilio, and prior to that, from 2018 to 2021, he served as the Chief Legal Officer of Impossible Foods, a biotechnology company focused on plant-based foods. From 2018 to 2020, he was an Adjunct Professor at Northwestern University, and he has periodically taught and lectured at Berkeley Law and other academic institutions. From 2011 to 2016, Mr. Wagner served as the General Counsel of the financial technology company Square (now Block), and from 2007 to 2011, he led the legal team responsible for antitrust and consumer protection matters at Google. Before that, he held various positions in the U.S. Department of Justice. Mr. Wagner holds a B.A. in Comparative Literature and Economics from the University of California, Berkeley, and a J.D. from Yale Law School.

Under our bylaws, directors serve for annual terms expiring upon the next annual meeting of our shareholders.

When considering whether directors and nominees have the experience, qualifications, attributes and skills to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on the industry and transactional experience, in addition to any unique skills or attributes associated with a director.  With regard to Messrs. Polinsky and Geraci, the Board considered their significant experience, expertise and background with regard to investing in general and the Company in particular. With regard to Mr. Liszt, the Board considered his experience on other boards of public companies, his past experience in the communications and advertising fields, and his organizational experience. With regard to Messrs. Barnett and Wagner, the Board considered their extensive experience in Sui and cryptocurrency technology, as well as their reputation as leaders in financial investments and treasury strategies.

The Board has determined that two of our directors—Messrs. Liszt and Wagner—qualify as independent directors in accordance with the published listing requirements of the Nasdaq Capital Market. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been, for at least three years, one of our employees and that neither the director, nor any of his family members has engaged in various types of business dealings with us. In addition, the Board has made a subjective determination as to each director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

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The Board recommends that you vote “FOR” the election of each director-nominee named above.

INFORMATION REGARDING THE BOARD OF DIRECTORS

AND CORPORATE GOVERNANCE

Board Leadership Structure and Role in Risk Oversight

The positions of our Chief Executive Officer and Chairman of the Board are not held by the same person. Mr. Barnett serves as the Chairman of the Board. Mr. Polinsky serves as our Chief Executive Officer. The Board believes that separating these positions is in the best interests of the Company. The Board also believes that the current structure effectively supports the oversight and governance of the Company. Mr. Polinsky and Mr. Geraci, our Chief Financial Officer, are the only employee directors and do not hold formal leadership roles on the Board. The Board has determined in its judgment that the Company benefits from the unique experience and perspective of Messrs. Polinsky and Geraci, stemming from their involvement in the founding of the Company and their unparalleled knowledge of our business, our offerings to borrower and operations, as well as experience exercising their judgment regarding the various opportunities and challenges particular to our Company. The Board further believes that this leadership structure is appropriately balanced by the significant experience and independent oversight provided by the other directors, who have served as senior executives and directors at other private companies.

During the fiscal year ended December 31, 2024, the Board held six meetings, including telephonic meetings, and took action in writing on one occasion. During that year, all directors attended board meetings and meetings of all committees on which he served at the time. We encourage, but do not require, our directors to attend annual shareholder meetings.  No directors attended our 2024 annual shareholder meeting in person or telephonically.

Although risk management is a core responsibility of the Company’s management, the Board recognizes that it plays a critical role in oversight of risk. The Board, in order to more specifically carry out this responsibility, has assigned the Audit Committee the primary duty to periodically review the Company’s policies and practices with respect to risk assessment and risk management, including discussing with management the Company’s major risk exposures and the steps that have been taken to monitor and control those exposures. Those risks include Company risks, such as the collectability of loans made by the Company, and industry and general risks, such as risks related to the impact of the general economy on our business, all as further identified in our Annual Report.

The Board intends to appoint additional independent directors to the Board and its Audit Committee to restore compliance with Nasdaq’s independence requirements.

Board Committee Membership

The Board of Directors has a standing Audit Committee, a Compensation Committee, and a Nominating and Governance Committee.  Each committee has a written charter that is available on the Company’s website at http://wwww.millcityventures3.com.

Audit Committee Information. The Audit Committee is composed of Howard Liszt and Dana Wagner, each of whom is independent for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and applicable Nasdaq rules. The Board has not designated a chairperson of the Audit Committee.  The Audit Committee met four times during the fiscal year ended December 31, 2024.

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The Audit Committee’s charter makes the committee responsible, among other things, for:

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reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our required disclosures;

•

approving the Company’s independent accountants and recommending them to the Board (including a majority of the independent directors) for approval and submission to the shareholders for ratification (if any);

•	reviewing with the independent accountants the plans and results of the audit engagement;

•	approving professional services provided by its independent accountants;

•	reviewing and discussing interim financial statements prior to the filing of quarterly reports and earnings releases;

•	approving the committee report, as required by the SEC rules, to be included in the Company’s annual proxy statement or annual report;

•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•	monitoring the independence of our independent auditor;

•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•	inquiring and discussing with management our compliance with applicable laws and regulations;

•

establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies;

•	reviewing the independence of its independent accountants and reviewing the adequacy of the Company’s internal accounting controls; and

•	reviewing and reassessing on an annual basis the adequacy of the charter and recommending any proposed changes to the charter to the Board.

The Audit Committee is also responsible for discussing with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk-assessment and risk-management policies.

The Board has not designated an “audit committee financial expert” within the meaning of applicable SEC rules. The Board has determined that each of the Audit Committee members is able to read and understand fundamental financial statements and that at least one member of the Audit Committee has past employment experience in finance or accounting.

Compensation Committee Information. The Compensation Committee is composed of Mr. Liszt, who is independent for purposes of the Exchange Act and applicable Nasdaq rules. Mr. Liszt is the chairperson of the Compensation Committee. The Compensation Committee is responsible for approving the Company’s compensation arrangements with its executive management, including bonus-related decisions and employment agreements with respect to such individuals. The Compensation Committee met once during the fiscal year ended December 31, 2024, and took action in writing on one occasion.

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The Compensation Committee’s duties, which are specified in the Compensation Committee charter, include, but are not limited to:

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reviewing and approving on an annual basis the corporate goals and objectives relevant to the Company’s Chief Executive Officer’s compensation, evaluating the Company’s Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of the Company’s Chief Executive Officer’s based on such evaluation;

•	reviewing and approving the compensation of all of our executive officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based plans;

•	assisting management in complying with our proxy statement and periodic report disclosure requirements, and reviewing specific disclosures in the proxy statement and reports;

•	if required, producing a report on executive compensation to be included in our proxy statement;

•	reviewing, evaluating, and recommending changes, if appropriate, to the compensation paid to directors; and

•	reviewing and reassessing, on an annual basis, the adequacy of the charter and recommending any proposed changes to the charter to the Board.

Nominating and Governance Committee. The Nominating and Corporate Governance Committee is composed of Mr. Liszt, who is independent for purposes of the Exchange Act and applicable Nasdaq rules. Mr. Liszt is the chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for advising the Board on a broad range of issues surrounding the composition and operation of the Board and its committees, specifically including identifying criteria for suitable board candidates, identifying individuals suited to service on the Board (consistent with those criteria), recommending director candidates to the Board and to the shareholders, conducting annual reviews of corporate governance matters and making related recommendations to the Board and its committees. The Nominating and Corporate Governance Committee took action once during 2024 in connection with the Company’s 2024 annual shareholder meeting.

Communications with Board Members

The Board has provided the following process for shareholders and interested parties to send communications to the Board or individual directors. All communications should be addressed to Sui Group Holdings Limited, 1907 Wayzata Boulevard, Suite 205, Wayzata, MN 55391, Attention: Chief Executive Officer. Communications to individual directors may also be made to such director at our Company’s address. All communications sent to any individual director will be received directly by such individuals and will not be screened or reviewed by any Company personnel. Any communications sent to the Board in the care of the Chief Executive Officer will be reviewed by that officer to ensure that such communications relate to the business of the Company before being reviewed by the Board.

Code of Ethics

The Board adopted a revised Code of Ethics in March 2021.  The Code of Ethics is available at our website, www.millcityventures3.com, or without charge, to any shareholder upon written request made to Sui Group Holdings Limited, Attention: Chief Financial Officer, 1907 Wayzata Blvd., Suite 205, Wayzata, MN 55391.

11

Derivatives Trading, Hedging, and Pledging Policies

Our Policy on Avoidance of Insider Trading provides that none of our executive officers, directors or employees, or household and immediate family members of such individuals and entities that such individuals influence or control (collectively, “insiders”) may acquire, sell, or trade in any interest or position relating to the future price of Company securities, such as a put option, a call option, or execute a short sale, or engage in hedging or monetization transactions or similar arrangements with respect to Company securities. These prohibitions apply to avoid any appearance that an insider is trading based on material non-public information and focus his or her attention on short-term performance at the expense of the Company’s long-term objectives.

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PROPOSAL 2

AMENDMENT TO ARTICLES OF INCORPORATION

TO INCREASE AUTHORIZED SHARES

General

The Company currently has 111,111,111 shares of capital stock authorized. Of this amount, 82,148,429 shares of common stock are issued and outstanding.  The Company has no preferred stock designated, issued or outstanding. The Board has determined to seek shareholder approval to increase the Company’s authorized share capital from 111,111,111 to 2,000,000,000 shares, by filing an amendment to our Articles of Incorporation, as amended, with the Secretary of State of the State of Minnesota.

The Board has determined that the Company does not currently have enough authorized shares to accommodate our forecasted capital raising needs, based on our current outstanding shares of common stock and shares of common stock reserved for issuance upon exercise of outstanding stock options, warrants and other arrangements. As of August 1, 2025, we had 82,038,148 shares of common stock issued and outstanding. In addition, the Board has reserved 17,937,565 shares of our common stock for issuance upon the exercise of outstanding warrants and pre-funded warrants, 567,500 shares of common stock for issuance under our equity incentive plan and 3,469 shares of common stock reserved to satisfy certain warrant obligations. Accordingly, there are only approximately 10,454,148 shares of our authorized capital stock unreserved and available for future issuance.

The Board believes it is in the best interest of the Company to increase the number of authorized shares of our capital stock to give us greater flexibility in considering and planning for future potential business needs, including to raise additional capital in connection with our strategy to acquire the native cryptocurrency of the Sui blockchain commonly referred to as “SUI” (the “SUI Treasury Strategy”), future equity financings, future opportunities for expanding the business through investments or acquisitions, management incentives and employee benefit plans, and for other general corporate purposes.

Summary of the Proposed Amendment

The amendment will consist of a revision of Article 3, paragraph (a), of the Company’s Amended and Restated Articles of Incorporation, as amended, to read as follows:

(a)

The Corporation is authorized to issue 2,000,000,000 shares of capital stock, each having $0.001 par value per share. Each share of the Corporation’s common stock shall be entitled to one vote on all matters requiring a vote of the Corporation’s shareholders. Unless otherwise specifically so designated upon issuance, all shares of capital issued by the Corporation shall be common stock.

The complete text of the form of the amendment is attached to this Proxy Statement as Appendix A.

Authorized but unissued shares of common stock of the Company may be issued at such times, for such purposes, including in connection with the SUI Treasury Strategy, and for such consideration as the Board may determine to be appropriate without further authority from the Company’s shareholders, except as otherwise required by applicable corporate law or applicable Nasdaq Listing Rules.

Each share of common stock authorized for issuance has the same rights and is identical in all respects with each other share of common stock. The authorization of additional shares called for by this proposal will not affect the rights, such as voting and liquidation rights, of the shares of common stock currently outstanding. Under the Amended and Restated Articles of Incorporation, shareholders do not have (and will continue not to have, if this proposal is approved) pre-emptive rights. Therefore, should the Board elect to issue additional shares of common stock, existing shareholders would not have any preferential rights to purchase those shares and the issuance could have a dilutive effect on overall share ownership, earnings per share, book value per share, and the voting power of current shareholders, depending on the particular circumstances in which the additional shares of common stock are issued.

The issuance of additional shares of common stock in the future may also potentially have an anti-takeover effect by making it more difficult to obtain shareholder approval of various transactions. The proposed increase in the number of authorized shares could enable the Board to issue shares of common stock so as to render more difficult an attempt by another person or entity to obtain control of the Company.  Nevertheless, the Board has no present intention of issuing additional shares for such purposes and has no present knowledge of any takeover efforts.

If the proposed amendment is adopted, it will become effective upon the filing of Articles of Amendment with the Minnesota Secretary of State.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote, assuming a quorum is present. Unless marked to the contrary, proxies received will be voted “FOR” this proposal.

Brokerage firms do not have discretionary authority to vote uninstructed shares held in street name on this Proposal 2. As a result, any shares held in street name and not voted by a beneficial owner will be treated as broker non-votes. Broker non-votes will have no effect on the outcome of the vote, while abstentions will be counted as votes against the proposal.

The Board recommends that you vote “FOR” the proposal to amend our Articles of Incorporation to increase the number of shares of capital stock authorized for issuance thereunder.

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PROPOSAL 3

APPROVAL OF ISSUANCE OF COMMON STOCK UNDER MANAGEMENT WARRANTS

Background

On July 27, 2025, the Company entered into securities purchase agreements (the “Securities Purchase Agreements”) with certain investors (the “Purchasers”) pursuant to which the Company agreed to sell and issue to the Purchasers in a private placement offering (the “Offering”) an aggregate of (i) 75,881,625 shares of common stock (the “Shares”) at an offering price of $5.42 per Share, and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to an aggregate of 7,144,205 shares of common stock (the “Pre-Funded Warrant Shares”) at an offering price of $5.4199 per Pre-Funded Warrant. Each of the Pre-Funded Warrants is exercisable for one share of common stock at an exercise price of $0.0001 per Pre-Funded Warrant Share. The Pre-Funded Warrants are immediately exercisable upon issuance, and may be exercised at any time until all of the Pre-Funded Warrants issued in the Offering are exercised in full. Each Purchaser’s ability to exercise its Pre-Funded Warrants is subject to certain beneficial ownership limitations set forth therein. The Offering closed on July 31, 2025.

The Shares, the Pre-Funded Warrants and the Pre-Funded Warrant Shares were offered in reliance upon the exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws.

The Management Warrants

Pursuant to the Securities Purchase Agreements and in connection with the Offering, upon the closing of the Offering, the Company issued warrants (the “Management Warrants”) to Douglas M. Polinsky, Chief Executive Officer of the Company, and Joseph A. Geraci, II, Chief Financial Officer of the Company (together, the “Executives”), pursuant to which the Executives may purchase up to 622,694 shares of common stock individually, or an aggregate of 1,245,388 shares of common stock collectively (the “Management Warrant Shares”). The Management Warrants and the Management Warrant Shares were offered in reliance upon the exemption from the registration requirement of the Securities Act, pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws.

The Management Warrants entitle each Executive to purchase the following shares of common stock of the Company at the applicable exercise prices:

•	311,347 Management Warrant Shares at an exercise price of $5.42 per Management Warrant Share (“Tranche 1”);
•	207,565 Management Warrant Shares at an exercise price of $6.504 per Management Warrant Share (“Tranche 2”); and
•	103,782 Management Warrant Shares at an exercise price of $7.046 per Management Warrant Share (“Tranche 3”).

Each Tranche of Management Warrants will vest as follows: on the six (6) month anniversary of the issue date, 25% of each Tranche will vest and an additional 25% of each Tranche will vest on each of the twelve (12) month, eighteen (18) month and twenty-four (24) month anniversaries of the issue date, such that, on the twenty-four (24) month anniversary of the issue date, each Tranche will be fully vested, subject to the relevant Executive still being employed by the Company at each respective vesting date.

The Management Warrants will expire five years after the date of issuance and the exercise prices are subject to standard adjustments in the event of certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate changes.

Each Executive’s ability to exercise its Management Warrants is subject to certain beneficial ownership limitations set forth therein. Additionally, no shares may be issued to the Executives under the Management Warrants unless (i) if required, shareholder approval is obtained in accordance with Nasdaq Listing Rules 5635(c), or (ii) the common stock is not listed for quotation on Nasdaq or another exchange with similar approval requirements.

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In connection with the Offering, the Company entered into a registration rights agreement pursuant to which the Executives are entitled to certain registration rights with respect to the Management Warrant Shares. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Reasons for Requesting Stockholder Approval

Nasdaq Listing Rule 5635(c) requires shareholder approval prior to the issuance of securities when an equity compensation arrangement is made or materially amended, pursuant to which stock may be acquired by officers, directors, employees or consultants, subject to certain exceptions outlined in such rule. For this purpose, “equity compensation” includes common stock (and/or securities convertible into or exercisable for common stock) issued to our officers, directors, employees or consultants. As disclosed above, the Executives were issued Management Warrants in connection with the Offering. As a result, the Management Warrants issued to the Executives may be deemed equity compensation within the meaning of Nasdaq Listing Rule 5635(c). Accordingly, we are seeking shareholder approval of the issuance to Mr. Polinsky and Mr. Geraci of the shares of common stock upon the exercise of the Management Warrants in order to ensure compliance with Nasdaq Listing Rule 5635(c).

Effectively, shareholder approval of this Proposal 3 is one of the conditions for us to receive up to an additional approximately $7.5 million upon the full exercise of the Management Warrants, if exercised for cash. Loss of these potential funds could jeopardize our ability to execute our business plans. There is no assurance that the Executives will exercise the Management Warrants and we generally have no control over whether the Executives exercise their Management Warrants. For this reason, we are unable to accurately forecast or predict with any certainty the total amount of shares of common stock that may be issued.

Potential Effects of Approval of this Proposal

The issuance of the shares of common stock upon exercise of the Management Warrants will not affect the rights of the holders of outstanding shares of common stock, but such issuances will have a dilutive effect on the existing shareholders, including the voting power and economic rights of the existing shareholders. Future issuances of shares of common stock upon exercise of the Management Warrants, if any, may cause a reduction in the percentage interests of our current shareholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Further, the issuance or resale of common stock issued pursuant to the Management Warrants could cause the market price of our common stock to decline. In addition to the foregoing, the increase in the number of issued shares of common stock in connection with the exercise of the Management Warrants may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Potential Effects of Non-Approval of this Proposal

The Board is not seeking the approval of our shareholders to authorize our entry into or consummation of the transactions contemplated by the Securities Purchase Agreements or the Management Warrants, as the Offering has already been completed and the Management Warrants have already been issued. We are only asking for approval to issue the shares of common stock underlying the Management Warrants upon exercise thereof, respectively.

If this Proposal 3 is not approved by our shareholders, we will be prohibited from issuing additional common stock pursuant to exercise of the Management Warrants, thereby preventing us from raising additional funds. Our ability to successfully implement our business plans and ultimately generate value for our shareholders is dependent on our ability to maximize capital raising opportunities. If we were unsuccessful in raising additional capital, we would be required to curtail our business plans, including the SUI Treasury Strategy, and instead reduce operating expenses, dispose of assets, as well as seek extended terms on our obligations, the effect of which would adversely impact future operating results.

We would realize an aggregate of up to approximately $7.5 million in gross proceeds if all the Management Warrants were exercised for cash. If the Management Warrants cannot be exercised, we will not receive any such proceeds, which could adversely impact our ability to fund our operations.

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Additional Information

The information set forth in this Proposal 3 is qualified in its entirety by reference to the full text of the Securities Purchase Agreements, the Management Warrants and the registration rights agreement attached as Exhibits 10.1, 4.4 and 10.3, respectively, to our Current Report on Form 8-K filed with the SEC on July 31, 2025. Shareholders are urged to carefully read these documents.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote, assuming a quorum is present. Unless marked to the contrary, proxies received will be voted “FOR” this proposal.

Brokerage firms do not have discretionary authority to vote uninstructed shares held in street name on this Proposal 3. As a result, any shares held in street name and not voted by a beneficial owner will be treated as broker non-votes. Broker non-votes will have no effect on the outcome of the vote, while abstentions will be counted as votes against the proposal.

The Board recommends that you vote “FOR” the proposal to issue common stock issuable upon exercise of the Management Warrants, in compliance with Nasdaq Listing Rule 5635(c).

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PROPOSAL 4

APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO A $500,000,000 SECURITIES PURCHASE AGREEMENT PROPOSAL

Background

The Board believes it is in the best interests of the Company and its shareholders to approve the issuance of the full number of shares of common stock that would be issuable under a Common Stock Purchase Agreement (the “PEF Agreement”) with A.G.P./Alliance Global Partners (the “Investor”) to the extent that such issuance could result in the Company issuing more than 20% of the issued and outstanding common stock of the Company as of August 1, 2025. On August 1, 2025, the Company entered into the PEF Agreement to secure access to a $500,000,000 principal equity facility with the Investor. Under the terms of the PEF Agreement, the Company will have the right, but not the obligation, to direct the Investor to purchase the lesser of (i) $500,000,000 (the “Total Commitment Amount”) or (ii) the Exchange Cap, which will be the number of shares not to exceed 19.99% of the Company’s shares of common stock outstanding on August 1, 2025, unless the Company’s shareholders have approved the issuance of common stock in excess of the Exchange Cap, upon satisfaction of certain terms and conditions contained in the PEF Agreement, including, but not limited to, an effective registration statement filed with the SEC. The Company has the right, but not the obligation, to issue and sell the common stock at a per share purchase price equal to the volume-weighted average price (“VWAP”) for the applicable period as calculated pursuant to the PEF Agreement, multiplied by 95%. The PEF Agreement will terminate at the earlier of the first anniversary of the PEF Agreement, the date the Investor will have purchased shares of common stock equal to the Total Commitment Amount, or as otherwise provided in the PEF Agreement.

The purchase price of the shares will be based on the market prices of our shares immediately preceding the time of sale as computed under the PEF Agreement. We may at any time in our sole discretion terminate the PEF Agreement without fee, penalty or cost upon one business day notice.

Concurrent with the PEF Agreement, the Company entered into a registration rights agreement pursuant to which the Company agreed to file a registration statement providing for the resale of the shares of common stock that may be purchased by the Investor pursuant to the PEF Agreement.

Shareholder Approval Requirement for the Proposal

Our shares of common stock are listed on the Nasdaq Capital Market, and we are subject to the Nasdaq Listing Rules. We are required under Nasdaq Listing Rule 5635(d) to seek shareholder approval for the issuance of shares under the PEF Agreement.

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the issuance of common stock (or securities convertible into or exercisable for common stock), of 20% or more of the common stock or voting power outstanding before the issuance, at a price that is less than the “Minimum Price,” which Nasdaq defines as the lower of (1) the closing price immediately preceding the signing of the binding agreement or (2) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement. Future issuances pursuant to the PEF Agreement will result in the issuance by the Company of more than 20% of the Company’s outstanding Common Stock, which requires stockholder approval under Nasdaq rules.

Effect of Failure to Obtain Shareholder Approval

If the shareholders do not approve Proposal 4, then the Company will need to find alternative sources of capital to fund its operations, including its SUI Treasury Strategy. Such capital may or may not be available to us on terms favorable to the Company or at all.

Effect of Shareholder Approval

If the shareholders approve Proposal 4, and contingent upon effective registration of shares issuable pursuant to the PEF Agreement, the Company expects to begin sales of shares to the Investor, unless more attractive sources of capital are identified and secured. Based on the current market price of $4.91 as of August 1, 2025, the additional issuance will result in dilution to our shareholders over a period of one year, estimated to be approximately 124% of the Company’s outstanding shares if the full amount of the Total Commitment Amount is drawn down by the Company.

Additional Information

The information set forth in this Proposal 4 is qualified in its entirety by reference to the full text of the PEF Agreement and the registration rights agreement attached as Exhibits 10.1 and 10.2, respectively, to our Current Report on Form 8-K filed with the SEC on August 1, 2025. Shareholders are urged to carefully read these documents.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote, assuming a quorum is present. Unless marked to the contrary, proxies received will be voted “FOR” this proposal.

Brokerage firms do not have discretionary authority to vote uninstructed shares held in street name on this Proposal 4. As a result, any shares held in street name and not voted by a beneficial owner will be treated as broker non-votes. Broker non-votes will have no effect on the outcome of the vote, while abstentions will be counted as votes against the proposal.

The Board recommends that you vote “FOR” the proposal to issue shares of common stock pursuant to a $500,000,000 principal equity facility, in compliance with Nasdaq Listing Rule 5635(d).

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EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth the total compensation paid by the Company during its two most recent fiscal years ended December 31, 2024 and 2023 to those persons who served as the Company’s Chief Executive Officer and Chief Financial Officer during such periods (collectively, the “named executives”).

Name and Principal Position	Year	Salary	Cash Bonus Restated (1)	Stock Awards	Option Awards	All Other Compensation (2)	Total
Douglas M. Polinsky, Chief Executive Officer	2024	$200,000	$150,000	$0	$0	$40,274	$390,274
	2023	$200,000	$125,000	$0	$0	$36,512	$361,512
Joseph A. Geraci, II, Chief Financial Officer	2024	$200,000	$150,000	$0	$0	$39,602	$389,602
	2023	$200,000	$125,000	$0	$0	$45,014	$370,014

____________

(1)

$250,000 of the 2023 cash bonus amount reflected in the table was declared by the Compensation Committee and paid to the executive in January 2024. $300,000 of the 2024 cash bonus amount reflected in the table was declared by the Compensation Committee and paid to the executive in January 2025.

(2)	Includes additional compensation of payment of health premiums and 401(k) matching contributions under the employment retirement program.

The named executive officers are eligible for retirement benefits under the Company’s defined contribution 401(k) retirement plan. Under this plan, these officers may contribute pre-tax or after-tax compensation to the plan in accordance with current maximum contribution levels proscribed by the Internal Revenue Service.  The Company matches voluntary contributions by its named executive officers up to 5% of their base annual salary, subject to applicable regulatory limitations.

The material terms of employment agreements we have with Douglas M. Polinsky, Chief Executive Officer, and Joseph A. Geraci, II, Chief Financial Officer, are discussed below.

Employment Agreements with Named Executives

We entered into new employment agreements with each of the named executives—Messrs. Polinsky and Geraci—that were effective as of July 31, 2025.  Each employment agreement has a term that lasts for three years thereafter, subject to extension by mutual agreement of the parties.  Each employment agreement provides the executive with a base annual salary of $450,000.  Each executive is also entitled to have health insurance provided by us and the ability to contribute to our 401(k) retirement plan.

Each employment agreement contains one-year non-competition and non-solicitation covenants, as well as a customary covenants relating to the confidentiality of Company information. In the event that an executive is terminated for Cause (as defined in the employment agreements) or in the event that an executive’s services are terminated due to death or disability, the terminated executive will be entitled to receive only his base annual salary through the date of termination. In the event of other non-cause terminations, we will be obligated to pay the terminated executive’s base annual salary through the remainder of the employment term.  Neither employment agreement contains any change-in-control provisions.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding stock options and restricted stock awards held by our named executive officers as of December 31, 2024:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Non-Exercisable	Option Exercise Price ($)	Option Expiration Date
Douglas M. Polinsky (1)	250,000	0	$2.12	11/23/2032
Joseph A. Geraci, II (1)	250,000	0	$2.12	11/23/2032

____________

(1)

On November 23, 2022, we issued to each named executive 250,000 (aggregating 500,000 in total to both named executives) ten-year non-statutory stock options to purchase common stock at the purchase price of $2.12 per share, under our 2022 Stock Incentive Plan. At the time of grant, these stock options and the plan itself were subject to the approval of our shareholders. Our shareholders subsequently approved the plan and related option issuances on January 20, 2023, at a special shareholder meeting called for that purpose.

Director Compensation

During 2024, we paid a total of $300,000 in director fees and bonuses to our independent directors. Presently, each such director receives an annualized cash fee of $40,000, paid in quarterly installments.

Name	Year	Option Awards	Compensation	Bonus(1)	Total
Lyle Berman(2)	2024	$0	$40,000	$60,000	$100,000
Howard P. Liszt	2024	$0	$40,000	$60,000	$100,000
Laurence S. Zipkin(3)	2024	$0	$40,000	$60,000	$100,000

____________

(1)	The 2024 cash bonuses reflected in the table were declared by the Board and paid to the director in January 2025.
(2)	On July 27, 2025, Mr. Berman resigned as a member of the Board, to be effective upon the closing of the Offering.
(3)	Mr. Zipkin passed away on July 9, 2025.

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Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company.

	Pay versus Performance Chart
Year	Summary Compensation Table for PEO (1)	Compensation Actually Paid to PEO (2)	Summary Compensation Table for Non-PEO NEO (3)	Compensation Actually Paid to Non-PEO NEO (4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (5)	Net Income (6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2024	$390,274	$390,274	$389,602	$389,602	$52.00	$1,167,726
2023	$361,512	$361,512	$370,014	$370,014	$65.33	$(1,165,506)
2022	$927,728	$927,728	$986,725	$986,725	$56.16	$106,958

____________

(1)

The dollar amounts reported in column (b) are the amounts of total compensation reported for Douglas M. Polinsky, our Chief Executive Officer, for each corresponding year in the “Total” column of the Summary Compensation Table. For detail regarding this number, please refer to “Executive Compensation—Summary Compensation Table” above.

(2)

The dollar amounts reported in column (c) represent the amounts of “compensation actually paid” to Mr. Polinsky, computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Polinsky during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Polinsky’s total compensation for each year to determine “compensation actually paid” as reflected in the table above:

Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards (a) ($)	Equity Awards Adjustments (b) ($)	Compensation Actually Paid to PEO ($)
2024	$390,274	$0	$0	$390,274
2024	$361,512	$0	$0	$361,512
2022	$927,728	$542,683	$0	$927,728

____________

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following (after deducting, as instructed by Item 402(v) of Regulation S-K, the grant date fair value of equity awards presented in the Summary Compensation Table above and described in footnote (a) immediately above): (i) adding the year-end fair value of any equity awards granted in the applicable year and that are outstanding and unvested as of the end of the applicable year; (ii) adding the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years and that are outstanding and unvested as of the end of the applicable year; (iii) adding the fair value, as of the vesting date, of all awards that were both granted and vested in the applicable year; (iv) adding the amount of change as of the vesting date (from the end of the prior fiscal year) in fair value of any awards granted in prior years and that vested in the applicable year; (v) subtracting an amount equal to the fair value, at the end of the prior fiscal year, of awards granted in prior years and that failed to meet the related vesting conditions during the applicable year; and (vi) adding the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year, prior to the vesting date, and that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

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Year	MINUS: Reported Value of Equity Awards ($)	PLUS: End-of-Year Fair Value of Outstanding and Unvested Equity Awards Granted During the Year ($)	PLUS: Year-Over-Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	PLUS: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	PLUS: Year-Over- Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	MINUS: Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	PLUS: Fair Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in or Total Compensation in the Year ($)	Total Equity Award Adjustments ($)
2024	$0	$0	$0	$0	$0	$0	$0	$0
2023	$0	$0	$0	$0	$0	$0	$0	$0
2022	$(542,683)	$0	$0	$542,683	$0	$0	$0	$0

(3)

The dollar amounts reported in column (d) represent the amounts reported for the Mr. Joseph A. Geraci, II—our only “named executive officer” (NEO) who was not our “principal executive officer” (PEO)—in the “Total” column of the Summary Compensation Table in each applicable year.

(4)

The dollar amounts reported in column (e) represent the amounts of “compensation actually paid” to the NEO, excluding our PEO, computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the NEO, excluding our PEO, during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to total compensation for the NEO, excluding our PEO, for each year to determine the “compensation actually paid” as reflected in the table above, using the same methodology described above in Note 2:

Year	Reported Summary Compensation Table Total for Non-PEO NEO ($)	Reported Value of Equity Awards (a) ($)	Equity Awards Adjustments (b) ($)	Compensation Actually Paid to Non-PEO NEO ($)
2024	$389,602	$0	$0	$389,602
2023	$370,014	$0	$0	$370,014
2022	$986,725	$542,683	$0	$986,725

____________

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following (after deducting, as instructed by Item 402(v) of Regulation S-K, the grant date fair value of equity awards presented in the Summary Compensation Table above and described in footnote (a) immediately above): (i) adding the year-end fair value of any equity awards granted in the applicable year and that are outstanding and unvested as of the end of the applicable year; (ii) adding the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years and that are outstanding and unvested as of the end of the applicable year; (iii) adding the fair value, as of the vesting date, of all awards that were both granted and vested in the applicable year; (iv) adding the amount of change as of the vesting date (from the end of the prior fiscal year) in fair value of any awards granted in prior years and that vested in the applicable year; (v) subtracting an amount equal to the fair value, at the end of the prior fiscal year, of awards granted in prior years and that failed to meet the related vesting conditions during the applicable year; and (vi) adding the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year, prior to the vesting date, and that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

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Year	MINUS: Reported Fair Value of Equity Awards ($)	PLUS: End-of-Year Fair Value of Outstanding and Unvested Equity Awards Granted During the Year ($)	PLUS: Year-Over-Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	PLUS: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	PLUS: Year-Over- Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	MINUS: Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	PLUS: Fair Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in or Total Compensation in the Year ($)	Total Equity Award Adjustments ($)
2024	$0	$0	$0	$0	$0	$0	$0	$0
2023	$0	$0	$0	$0	$0	$0	$0	$0
2022	$(542,683)	$0	$0	$542,683	$0	$0	$0	$0

(5)

Cumulative total shareholder return (Cumulative TSR) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment on the dividend payment date, plus the difference between the Company’s share price at the end and the beginning of the measurement period, by the Company’s share price at the beginning of the measurement period.

(6)

The dollar amounts reported are the “net increase in net assets resulting from operations” reflected in the Company’s audited financial statements for the applicable year, given that the Company presents its financial statements as an investment company in accordance with the accounting and reporting guidance of ASC 946.

Analysis of the Information Presented in the Pay versus Performance Table

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

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Compensation Actually Paid and Cumulative TSR

The following graph sets forth the relationship between Compensation Actually Paid to our PEO, the Compensation Actually Paid to our Non-PEO NEO, and the Company’s cumulative TSR over the three most recently completed fiscal years.

Compensation Actually Paid and Net Income

The graph below sets forth the relationship between Compensation Actually Paid to our PEO, and our Non-PEO NEO, and the Company’s “net income” over the three most recently completed fiscal years.  Because the Company presents its financial statements as an investment company in accordance with the accounting and reporting guidance of ASC 946, “net income” in the table is the “net increase in net assets resulting from operations” as reflected in the Company’s audited financial statements for the applicable year.

* Please see the narrative preceding the chart for an explanation of the presentation of the Company’s net income.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED SHAREHOLDER MATTERS

The following table sets forth certain information, as of the date of this proxy statement, with respect to any person (including any “group,” as that term is used in Section 13(d)(3) of the Exchange Act) who is known to us to be the beneficial owner of more than 5% of any class of our voting securities, and as to those shares of our equity securities beneficially owned by each of our directors and executive officers and all of our directors and executive officers as a group.  As of the date of this proxy statement, we had 82,148,429 shares of common stock outstanding.

Unless otherwise indicated in the table or its footnotes, the business address of each of the following persons or entities is 1907 Wayzata Blvd., Suite 205, Wayzata, Minnesota 55391, and each such person or entity has sole voting and investment power with respect to the shares of common stock set forth opposite their respective name:

Name	Number of Shares Beneficially Owned (1)	Percentage of Shares Beneficially Owned (1)
Douglas M. Polinsky (2)	680,762	*
Joseph A. Geraci, II (3)	464,372	*
Marius Barnett (4)	—	—
Howard P. Liszt (5)	315,556	*
Dana Wagner (6)	—	—
All current directors and officers (7) (five persons)	1,331,775	1.6%

____________

*	Less than 1%.
(1)

The number of shares of common stock beneficially owned by each person is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after the date hereof, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the foregoing table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

(2)

Mr. Polinsky is the Chief Executive Officer of the Company. Figure includes 128,915 shares of common stock held by Lantern Advisers, LLC, a Minnesota limited liability company co-owned by Messrs. Polinsky and Geraci; 301,847 shares of common stock held individually and directly by Mr. Polinsky. Figure also includes a presently exercisable non-statutory stock option for the purchase of up to 250,000 shares of common stock.

(3)

Mr. Geraci is a director and the Chief Financial Officer of the Company. Figure includes 128,915 shares of common stock held by Lantern Advisers, LLC, a Minnesota limited liability company co-owned by Messrs. Geraci and Polinsky; 210,012 shares of common stock held individually and directly by Mr. Geraci; and 445 shares of common stock held by Mr. Geraci’s minor child. Figure also includes a presently exercisable non-statutory stock option for the purchase of up to 125,000 shares of common stock.

(4)	Mr. Barnett is the Chairman of the Board.

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(5)	Mr. Liszt is a director of the Company. Figure includes a presently exercisable non-statutory stock option for the purchase of up to 100,000 shares of common stock.

(6)	Mr. Wagner is a director of the Company.

(7)	Consists of Messrs. Polinsky, Geraci, Barnett, Liszt and Wagner.

ANNUAL REPORT ON FORM 10-K

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2024, INCLUDING AN AMENDMENT THERETO ON FORM 10-K/A (IN EACH CASE, WITHOUT EXHIBITS) ACCOMPANIES THIS PROXY STATEMENT. NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K. REQUESTS FOR COPIES OF SUCH EXHIBIT(S) SHOULD BE DIRECTED TO THE COMPANY’S CHIEF FINANCIAL OFFICER AT 1907 WAYZATA BOULEVARD, SUITE 205, WAYZATA MN 55391.

DISCRETIONARY PROXY VOTING AUTHORITY/

UNTIMELY SHAREHOLDER PROPOSALS

Rule 14a-4(c) promulgated under the Exchange Act governs our use of discretionary proxy voting authority with respect to a shareholder proposal that a shareholder has not sought to include in our proxy statement. The Rule provides that if a proponent of a proposal fails to notify us of the proposal at least 45 days before the date of mailing of the prior year’s proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

With respect to our 2026 annual shareholder meeting, if we are not provided notice of a shareholder proposal which the shareholder has not previously sought to include in our proxy statement by July 14, 2026, then our management proxies will be allowed to use their discretionary authority as outlined above.  If, however, the date of our 2026 annual shareholder meeting is changed by more than 30 days from the date of this annual meeting (i.e., if it is held earlier than August 16, 2026, or later than October 15, 2026), then the deadline for submitting a shareholder proposal will be a reasonable time before we begin to print and send our proxy materials for our 2026 annual shareholder meeting.

SOLICITATION

We will bear the cost of preparing, assembling and mailing the notice of meeting, proxy statement, proxy, Annual Report and other material that may be sent to the shareholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of Company stock, in which case they may be reimbursed by us for their expenses in doing so. Proxies may be solicited personally, by email or by special letter.

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OTHER MATTERS/PROPOSALS

The Board and management know of no other matters that will be presented for consideration at the annual meeting. Nevertheless, because it is possible that matters of which the Board and management are presently unaware may come before the meeting (or any adjournments), the proxies confer discretionary authority with respect to acting thereon, and the persons named in such properly executed proxies intend to vote, act and consent in accordance with their best judgment with respect thereto. Upon receipt of such proxies (in the form enclosed) in time for voting, the shares represented thereby will be voted as indicated thereon and in the proxy statement.

HOUSEHOLDING OF MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement may have been sent to multiple Company shareholders in each household unless otherwise instructed by such Company shareholders. We will deliver promptly a separate copy of the proxy statement to any Company shareholder upon written or oral request to our Chief Financial Officer, at 1907 Wayzata Boulevard, Suite 205, Wayzata MN 55391, telephone: (952) 479-1920. Any shareholder wishing to receive separate copies of our proxy statement or annual report in the future, or any shareholder receiving multiple copies and who would like to receive only one copy per household, should contact their bank, broker, or other nominee record holder, or they may contact us at the above address and phone number.

By Order of the Board of Directors,
/s/ Douglas M. Polinsky
Douglas M. Polinsky
Chief Executive Officer and Director

August 26, 2025

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Appendix A

ARTICLES OF AMENDMENT

TO ARTICLES OF INCORPORATION

OF SUI GROUP HOLDINGS LIMITED

The undersigned, being duly authorized, does hereby certify to the following Articles of Amendment amending the Amended and Restated Articles of Incorporation, as earlier amended, of Sui Group Holdings Limited:

1.	The name of the corporation is: Sui Group Holdings Limited

2.	This amendment is effective on the date it is filed with the Minnesota Secretary of State.

3.	Paragraph A of Article 3 of the corporation’s Amended and Restated Articles of Incorporation, as amended, is hereby amended to read in its entirety as follows:

(a) The Corporation is authorized to issue 2,000,000,000 shares of capital stock, each having $0.001 par value per share. Each share of the Corporation’s common stock shall be entitled to one vote on all matters requiring a vote of the Corporation’s shareholders. Unless otherwise specifically so designated upon issuance, all shares of capital issued by the Corporation shall be common stock.

4.	This amendment has been approved by the shareholders of the corporation in accordance with Minnesota Statutes, Chapter 302A.

5.

The undersigned hereby certifies that he is signing this document as the person whose signature is required, or as agent of the person(s) whose signature would be required who has authorized the undersigned to sign this document on his or her behalf, or in both capacities. The undersigned further certifies that the information in this document is true and correct and in compliance with the applicable chapter of Minnesota Statutes. The undersigned understands that by signing this document he is subject to the penalties of perjury as set forth in Section 609.48 as if he had signed this document under oath.

Signature	Date

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SUI GROUP HOLDINGS LIMITED

Annual Meeting of Shareholders

September 15, 2025, at 8:30 a.m. local time

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Douglas M. Polinsky and Joseph A. Geraci, II, with full power of substitution, as proxy to represent and vote all shares of common stock of Sui Group Holdings Limited (formerly known as Mill City Ventures III, Ltd.) (the “Company”), which the undersigned will be entitled to vote if personally present at the annual meeting of the shareholders of the Company to be held on September 15, 2025, at 8:30 a.m. local time at 1907 Wayzata Boulevard, Suite 205, Wayzata Minnesota 55391. The meeting can also be attended virtually by registering at https://web.viewproxy.com/SUIG/2025. Each share of common stock is entitled to one vote. THE PROXIES ARE FURTHER AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR all nominees under Proposal 1 below, and, in the case of other matters that legally come before the meeting, as said proxies may deem advisable.

1.	To elect five members of the Board of Directors of the Company to hold office until the next annual meeting or until their successors are duly elected and qualified:

01.	Douglas M. Polinsky	☐	FOR	☐	WITHHOLD

02.	Joseph A. Geraci, II	☐	FOR	☐	WITHHOLD

03.	Marius Barnett	☐	FOR	☐	WITHHOLD

04.	Howard P. Liszt	☐	FOR	☐	WITHHOLD

05.	Dana Wagner	☐	FOR	☐	WITHHOLD

2.

To approve an amendment to our Amended and Restated Articles of Incorporation, as amended, to increase the total number of shares of capital stock authorized for issuance thereunder from 111,111,111 to 2,000,000,000 (Proposal 2):

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	To approve, under Nasdaq Listing Rule 5635(c), the issuance of common stock issuable upon exercise of management warrants (Proposal 3):

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.

To approve, under Nasdaq Listing Rule 5635(d), the issuance of common stock pursuant to a $500,000,000 principal equity facility, to the extent such issuance could result in the Company issuing more than twenty percent (20%) of the issued and outstanding common stock of the Company (Proposal 4):

☐	FOR	☐	AGAINST	☐	ABSTAIN

Please date this proxy and sign your name exactly as it appears hereon.

Signature

Signature (Co-owner)

Dated:

Note: This proxy card must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

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VOTING INSTRUCTIONS ON REVERSE

YOUR VOTE IS IMPORTANT

Voting Instructions

You may vote your proxy in the following ways:

•	Via Internet:

Login to www.annualgeneralmeetings.com/suig2025

Enter your control number (12-digit number located below)

•	Via Mail:

Pacific Stock Transfer Company c/o Proxy Department

6725 Via Austi Parkway Suite 300

Las Vegas, Nevada 89119

•	In Person:

If you would like to vote in person, please attend the Annual Meeting to be held on September 15, 2025 at 8:30 a.m. local time

CONTROL NUMBER

[    ]

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., Local Time,

on September 14, 2025.

Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.

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